                              AMENDMENT AND CONSENT

          This AMENDMENT AND CONSENT, dated as of February 6, 2003 (this
"Amendment"), under the Participation Agreement, dated as of June 27, 2001 (as heretofore amended, supplemented or otherwise modified, the "Participation
Agreement"), among RITE AID REALTY CORP. (the "Company"), RITE AID CORPORATION
(the "Guarantor"), WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION (the
"Trustee"), the persons named from time to time on Schedule I to the
Participation Agreement as note holders and their permitted successors and assigns (collectively, the "Note Holders").

                              W I T N E S S E T H :

          WHEREAS, the Company, the Guarantor, the Trustee and the Note Holders
are parties to the Participation Agreement;

          WHEREAS, the Senior Credit Facility has been amended by that certain
Amendment No. 5 to Senior Credit Agreement dated as of April 14, 2003 (the
"Senior Amendment");

          WHEREAS, the Company and the Guarantor have requested that the
Majority Holders (i) agree to consent to the Senior Amendment for purposes of
Section 4.02(b) of the Participation Agreement and (ii) agree to amend Appendix
A to the Participation Agreement to incorporate the Senior Amendment into the definition of "Senior Credit Facility"; and

          WHEREAS, the Majority Holders are willing to agree to such requested consents and amendments, but only upon the terms and conditions of this
Amendment;

          NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt of which is hereby acknowledged, the parties hereto agree as follows:

          SECTION 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Participation
Agreement has the meaning assigned to such term in the Participation Agreement.
Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Participation Agreement shall, after this Amendment becomes effective, refer to the Participation Agreement after giving effect to this Amendment. Except as herein specifically waived or amended, all terms and provisions of the Participation Agreement shall remain in full force and effect and shall be performed by the parties thereto according to such terms and provisions. This Amendment is limited as specified and shall not constitute a modification, amendment or waiver of any other provision of the Participation
Agreement or indicate the Note Holders' willingness to consent to any other modification, amendment or waiver of the Participation Agreement including without limitation, any modification, amendment or waiver of the Participation
Agreement or any other document in connection with any other transaction.

          SECTION 2. Consent. (a) The Majority Holders hereby consent under
Section 4.02(b) of the Participation Agreement to the Senior Amendment and
hereby agree that all references to "Senior Credit Facility" in Section 4.02(b)
of the Participation Agreement shall hereinafter refer to the definition of
"Senior Credit Facility" as amended pursuant to Section 3 herein.

               (b) The Majority Holders hereby confirm their consent to the prior issuance by the Guarantor of the Shareholder Notes (as defined in the
Senior Credit Facility) and waive any noncompliance with the Participation
Agreement or other Operative Documents that may be deemed to have occurred as a result thereof.

          SECTION 3. Amendment. The Majority Holders hereby agree to amend
Appendix A to the Participation Agreement by deleting the definition of "Senior
Credit Facility" in its entirety and substituting therefor the following:

          " 'Senior Credit Facility' means the Senior Credit Agreement, dated as of June 27, 2001, among the Guarantor, as borrower, the banks party thereto and
CUSA, as Senior Administrative Agent and as Senior Collateral Agent, as amended by that Amendment No. 1 to Senior Credit Agreement, dated as of September 19,
2001, as further amended by that Amendment No. 2 to Senior Credit Agreement, dated as of February 22, 2002, as further amended by that Amendment No. 3 to
Senior Credit Agreement, dated as of December 23, 2002, and as further amended by that Amendment No. 4 to Senior Credit Agreement, dated as of February 6,
2003."

          SECTION 4. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

          SECTION 5. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

          SECTION 6. Effectiveness. This Amendment shall become effective when each of the Company, the Guarantor, the Trustee and the Majority Holders has
executed and delivered at least one counterpart hereof.

                                       2

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                        RITE AID REALTY CORP.

                                        By
                                           ---------------------------------
                                           Name:
                                           Title:

                                        RITE AID CORPORATION

                                        By
                                           ---------------------------------
                                           Name:
                                           Title:

                                        WELLS FARGO BANK NORTHWEST,
                                        NATIONAL ASSOCIATION,
                                           not in its individual capacity,
                                        except as expressly set forth in the
                                        Participation Agreement, but solely as
                                        Trustee

                                        By
                                           ---------------------------------
                                           Name:
                                           Title:

                                        CITICORP USA, INC.,
                                           as Note Holder and Certificate Holder

                                        By
                                           ---------------------------------
                                           Name:
                                           Title:

                                        JP MORGAN/CHASE BANK (f/ka/
                                        The Chase Manhattan Bank),
                                           as Note Holder and Certificate Holder

                                        By
                                           ---------------------------------
                                           Name:
                                           Title:

                                        CREDIT SUISSE FIRST BOSTON
                                           as Note Holder and Certificate Holder

                                        By
                                           ---------------------------------
                                           Name:
                                           Title:

s
                                        FLEET RETAIL FINANCE, INC.,
                                           as Note Holder and Certificate Holder

                                        By
                                           ---------------------------------
                                           Name:
                                           Title: